SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2018

Cigna Corporation
 (Exact name of registrant as specified in its charter)

Delaware	001-38769	82-4991898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(860) 226‑6000

Halfmoon Parent, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the completion, on December 20, 2018 (the “Closing Date”), of the previously announced Merger (as defined below) contemplated by the Agreement and Plan of Merger, dated as of March 8, 2018, as amended by Amendment No. 1, dated as of June 27, 2018 (the “Merger Agreement”), by and among Cigna Corporation (now known as Cigna Holding Company), a Delaware corporation (“Cigna”), Express Scripts Holding Company, a Delaware corporation (“Express Scripts”), Halfmoon Parent, Inc. (now known as Cigna Corporation), a Delaware corporation and a direct wholly owned subsidiary of Cigna prior to the Merger (“New Cigna”), Halfmoon I, Inc., a Delaware corporation and a direct wholly owned subsidiary of New Cigna prior to the Merger (“Merger Sub 1”), and Halfmoon II, Inc., a Delaware corporation and a direct wholly owned subsidiary of New Cigna prior to the Merger (“Merger Sub 2” and, together with Merger Sub 1, the “Merger Subs”).

At the effective time of the Merger on December 20, 2018 (the “Effective Time”), in accordance with the Merger Agreement, (a) Merger Sub 1 merged with and into Cigna (the “Cigna Merger”), with Cigna surviving the Cigna Merger as a direct wholly owned subsidiary of New Cigna, and (b) Merger Sub 2 merged with and into Express Scripts (the “Express Scripts Merger” and, together with the Cigna Merger, the “Merger”), with Express Scripts surviving the Express Scripts Merger as a direct wholly owned subsidiary of New Cigna.  As a result of the Merger, Cigna and Express Scripts became direct wholly owned subsidiaries of New Cigna.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 20, 2018, in connection with the completion of the Merger, New Cigna’s board of directors adopted New Cigna’s Code of Ethics and Principles of Conduct (the “Code”), which became effective on such date. The Code applies to all employees of New Cigna, including its principal executive officer, principal financial officer and principal accounting officer. A copy of the Code is available under the Corporate Governance section of New Cigna’s website at www.cigna.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: December 20, 2018	By: /s/ Nicole S. Jones
Nicole S. Jones
Executive Vice President and
General Counsel